Exhibit 23.1

                       Consent of Deloitte & Touche LLP


                                    E-23.1

                                                            EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Morgan Stanley (the "Registrant") on Form S-8 dated August 26, 2003 of our reports dated January 10, 2003, appearing in the Annual Report on Form 10-K of the Registrant for the fiscal year ended November 30, 2002, which are part of this Registration Statement.




/s/ Deloitte & Touche LLP
New York, New York
August 26, 2003